Interpretations and Amendments to Published Standards Effective in 2025	12 Months Ended
Dec. 31, 2025
Interpretations and Amendments to Published Standards Effective in 2025 [Abstract]
Interpretations and amendments to published standards effective in 2025
3.	Interpretations and amendments to published standards effective in 2025

On January 1, 2025, the Company has adopted the new or amended IFRS and interpretations issued by the IFRS interpretations Committee IFRS IC that are mandatory for application for the fiscal year. Changes to the Company’s accounting policies have been made as required, in accordance with the transitional provisions in the respective IFRS and IFRS IC.

The adoption of these new or amended IFRS and IFRS IC did not result in substantial changes to the Company’s accounting policies and had no material effect on the amounts reported for the current or prior financial years.